Exhibit 10.3

EXECUTION VERSION

SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of June 30, 2011 between CARIB HOLDINGS, INC., a corporation organized under the laws of the Commonwealth of Puerto Rico (the “Company”) and INVESTOR, as set forth on the signature page to this Agreement (“Investor”).

WHEREAS, pursuant to the terms and conditions set forth in that certain Employment Agreement dated as of June 30, 2011, by and between EVERTEC, Inc., a corporation organized under the laws of the Commonwealth of Puerto Rico (“EVERTEC”) and Investor (the “Employment Agreement”), Investor has agreed to invest $150,000 in non-voting common stock of the Company; and

WHEREAS, Investor desires to purchase certain shares of the Company’s non-voting common stock in connection with his employment under the Employment Agreement, and the Company is willing to sell the Company’s non-voting common stock to Investor on the terms and conditions provided below.

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants contained in this Agreement, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Subscription; Closing Deliveries.

(a) Subscription. Investor hereby subscribes for the number of shares of Class B Non-Voting Common Stock of the Company, par value $0.01 per share, set forth on the signature page to this Agreement (the “Shares”) at the aggregate purchase price set forth on the signature page to this Agreement (the “Purchase Price”).

(b) Closing Deliveries. Promptly following the execution of this Agreement, Investor shall deliver to the Company (i) the Purchase Price, paid (x) in the form of a cashier’s check, certified check or money order or (y) by wire transfer of immediately available funds to an account or accounts that have been designated by the Company, (ii) a duly executed Adoption Agreement in the form attached hereto as Exhibit A pursuant to which Investor agrees to be bound by the terms and conditions of the Stockholder Agreement (as defined below), including the terms and conditions applicable to Management Holders (as defined in the Stockholder Agreement) and (iii) a duly executed spousal consent, in the form attached hereto as Exhibit B.

2. Delivery of Shares. Promptly following the commencement of the Investors employment with the Company and receipt from Investor of each of the closing deliveries set forth in Section 1(b) of this Agreement, including, for the avoidance of doubt, receipt of the Purchase Price in immediately available funds, the Company will deliver to Investor a certificate representing the Shares.

3. Shares Subject to the Stockholder Agreement. It is a condition to the issuance of any Shares hereunder that the Investor agrees to be bound by the terms and conditions of that certain Stockholder Agreement dated as of September 30, 2010, by and among the Company and the stockholders of the Company party thereto (as amended, modified, supplemented or restated from time to time, the “Stockholder Agreement”). For the avoidance of doubt, Investor hereby agrees that he shall be deemed a Management Holder as of the date hereof for the purposes of the Stockholder Agreement as if his employment with the Company had commenced on such date Therefore to the extent that Investor does not commence his employment with the Company in accordance with the terms of the Employments Agreement, the Shares shall be subject to the redemption rights set forth in Section 9 of the Stockholders Agreement and subject to repurchase as if Investor had been terminated for “Cause.”

4. Representations and Warranties of Investor. Investor hereby represents and warrants to the Company as follows:

(a) Authority. Investor has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery, and performance by Investor of this Agreement has been duly authorized by all necessary action on the part of Investor. This Agreement has been duly executed and delivered by Investor and is the legal, valid and binding obligation of Investor enforceable against Investor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, conservatorship, reorganization, liquidation, moratorium, or similar events affecting such Investor or its assets, or by general principles of equity.

(b) No Consents; No Violations. No authorization, approval or other action by, and no notice to or filing with, any governmental, regulatory or legal authority or any other Person is required for the due execution, delivery and performance by Investor of this Agreement or the consummation of the transactions contemplated hereby (other than (x) such as has been obtained, given, effected or taken prior to the date hereof, (y) consents, authorizations, approvals or filings required to be obtained or made by, or notices given to, any regulatory authority having jurisdiction over the Company, as to which Investor makes no representations or warranties and (z) routine filings that are informational in nature and made in the ordinary course of business). The execution, delivery and performance of this Agreement and the performance by Investor of its obligations hereunder do not and will not result in any breach, violation or contravention of (1) any Law of any Governmental Entity applicable to Investor, (2) any order, writ, injunction, judgment, decree or award of any court, arbitrator, or governmental or regulatory authority to which Investor or any of its properties is subject or (3) any mortgage, contract, agreement, deed of trust, license, lease or other instrument, arrangement, commitment, obligation, understanding or restriction of any kind to which Investor is a party or by which any of his properties is bound, in each case except for breaches, violations and contraventions, if any, as would not, individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, business, properties or assets of Investor.

(c) Investment Related Representations and Warranties.

(i) Investor is acquiring the Shares for his own account, for investment and not with a view to the resale or distribution thereof or any interest therein in violation of the Securities Act or applicable securities Laws. Investor has not entered into, and has no plans to enter into, any contract, undertaking, agreement or arrangement for the resale or distribution of the Shares, other than sales pursuant to the Stockholder Agreement.

(ii) Investor understands that (1) the Shares have not been registered under the Securities Act or under any state securities Laws, and are being offered and sold in reliance under federal and state exemptions for transactions not involving a public offering, (2) no Governmental Entity has reviewed or made any finding or determination as to the fairness or merits or any recommendation or endorsement with respect to an investment in the Shares, (3) the Shares must be held by Investor indefinitely unless a subsequent transfer thereof is registered under the Securities Act and applicable Law or is exempt from such registration and (4) legends restricting the transferability and resale of the Shares will be placed on all documents evidencing the Shares.

(iii) Investor further understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to Investor) depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales of the Shares acquired hereunder in limited amounts. Investor further understands that Investor has no right to compel the Company to disclose any information for purposes of complying with Rule 144.

(iv) Investor (1) is an “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act) or (2) has a preexisting personal or business relationship with the Company, its Subsidiaries or certain members of the board of directors or officers of the Company which is of a nature and duration sufficient to make Investor aware of the character, business acumen and general business and financial circumstances of the Company, its Subsidiaries, and/or such members of the board of directors or officers of the Company, if any.

(v) Investor has conducted its own investigation with respect to the Shares, and the Company has made available to Investor or its representatives all agreements, documents, records and books that Investor has requested relating to an investment in the Shares being acquired by Investor. Investor has had an opportunity to ask questions of, and receive answers from, Persons acting on behalf of the Company, concerning the terms and conditions of this investment, and answers have been provided to all of such questions to the full satisfaction of Investor. Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of the investment in the Shares to suffer a complete loss of such investment.

(vi) Investor has no need for liquidity in its investment in the Shares and no need to dispose of the Shares to satisfy any existing or contemplated undertaking, obligation or indebtedness. Investor can bear the economic risk of investment in the Shares, including a complete loss of such investment, and has such knowledge and experience in financial or business matters to be capable of evaluating the merits and risks of the investment in the Shares. Investor has consulted with its professional, tax and legal advisors to the extent Investor has deemed appropriate with respect to the federal, state, local and foreign income tax consequences of Investor’s participation as a stockholder of the Company.

(vii) Investor understands that there is no public market for the Shares and that the transferability of the Shares is restricted as set forth in the Stockholder Agreement.

5. Representations and Warranties of the Company. The Company hereby represents and warrants to Investor as follows:

(a) Authority. The Company has the power and authority to carry on its business as now conducted, to own or hold under lease its properties, and to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by the Company of this Agreement has been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, conservatorship, reorganization, liquidation, moratorium, or similar events affecting the Company or its assets, or by general principles of equity.

(b) No Consents; No Violations. No authorization, approval or other action by, and no notice to or filing with, any governmental, regulatory or legal authority or any other Person is required for the due execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby (other than (x) such as has been obtained, given, effected or taken prior to the date hereof and (y) consents, authorizations, approvals or filings required to be obtained or made by, or notices given to, any regulatory authority by Investor, as to which the Company makes no representations or warranties). The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not result in any breach, violation or contravention of (1) the Certificate of Incorporation or the Company By-Laws, (2) any Law of any Governmental Entity applicable to the Company, (3) any order, writ, injunction, judgment, decree or award of any court, arbitrator, or governmental or regulatory authority to which the Company or any of its properties is subject or (4) any mortgage, contract, agreement, deed of trust, license, lease or other instrument, arrangement, commitment, obligation, understanding or restriction of any kind to which the Company is a party or by which any of its properties is bound, in each case except for breaches, violations and contraventions, if any, as would not, individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, business, properties or assets of the Company.

(c) Issuance of Shares. Upon issuance to Investor against receipt of the Purchase Price as contemplated by this Agreement, the Shares will be duly authorized and validly issued, fully paid and non-assessable.

6. Transferability. Investor agrees not to transfer or assign this Agreement or any of Investor’s interest in this Agreement, and further agrees that the assignment and transferability of the Shares acquired pursuant hereto shall be allowed only in accordance with applicable Law and the terms of the Stockholder Agreement. Investor will not offer, sell, pledge or otherwise dispose of all or any portion of the Shares unless (a) such offer, sale, pledge or disposition is in compliance with the terms and conditions of the Stockholder Agreement and (b) in the opinion of counsel for or reasonably satisfactory to the Company, registration under any applicable securities Laws is not required.

7. Revocation. Investor agrees that Investor will not cancel, terminate or revoke this Agreement or any agreement made in connection with this Agreement.

8. Legends. Subject to the terms and conditions set forth in the Stockholder Agreement, all certificates evidencing Shares owned by Investor or its respective transferees permitted hereunder shall in addition to any other legend required by contract or applicable Law bear legends in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM PURSUANT TO THE ACT AND APPLICABLE STATE SECURITIES LAWS. ANY OFFER, SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THESE SECURITIES IN A TRANSACTION THAT IS NOT REGISTERED UNDER THE ACT IS SUBJECT TO THE COMPANY’S RIGHT TO REQUIRE DELIVERY OF AN OPINION OF COUNSEL TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A STOCKHOLDER AGREEMENT DATED AS OF SEPTEMBER 30, 2010 (AS AMENDED, MODIFIED, SUPPLEMENTED OR RESTATED FROM TIME TO TIME, THE “STOCKHOLDERS’ AGREEMENT”), AMONG THE HOLDER OF SUCH SECURITIES (OR THE PREDECESSOR IN INTEREST TO THE HOLDER OF SUCH SECURITIES), THE COMPANY AND CERTAIN OTHER STOCKHOLDERS OF THE COMPANY. THE TERMS OF THE AGREEMENT INCLUDE, AMONG OTHER THINGS, RESTRICTIONS ON TRANSFERS. THE COMPANY WILL, UPON WRITTEN REQUEST, FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

9. Miscellaneous.

(a) Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Stockholder Agreement.

(b) Notices. All notices or other communications given or made hereunder shall be given or made in accordance with the terms set forth in Section 12(c) of the Stockholder Agreement.

(c) Entire Agreement. This Agreement, the Stockholder Agreement and the Employment Agreement and the Exhibits, Schedules and Annexes attached hereto and thereto and any certificates, documents, instruments and writings that are delivered pursuant hereto and thereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

(d) Further Assurances. The parties hereto agree that, from time to time, they will execute and deliver to each other such additional documents and instruments as may be required in order to carry out the purposes of this Agreement.

(e) Amendment. This Agreement may not be amended, supplemented or modified without the written consent of Investor and the Company.

(f) Governing Law. This Agreement and all claims and causes of action arising hereunder or relating hereto will be governed by, and construed in accordance with, the laws of the Commonwealth of Puerto Rico, without giving effect to any conflict of law principles that would result in the application of the laws of any other jurisdiction.

(g) Headings. The heading references herein and the table of contents hereof are for convenience purposes only, and shall not be deemed to limit or affect any of the provisions hereof.

(h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CARIB HOLDINGS, INC.

/s/ Félix Villamil
By: Félix Villamil
Title: President and Chief Executive Officer

JUAN JOSE ROMÁN-JIMÉNEZ

/s/ Juan Jose Román-Jiménez
By: Juan Jose Román-Jiménez

NUMBER OF SHARES; PURCHASE PRICE:

Number of Shares to be delivered to Investor at or about the Closing:	15,000

Purchaser Price per Share:	$10.00

Aggregate Purchase Price:	$150,000

[Signature Page to Management Subscription Agreement – Román-Jiménez]

Exhibit A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Stockholder Agreement dated as of September 30, 2010, a copy of which is attached hereto (as amended, modified or supplemented from time to time, the “Stockholder Agreement”), by the undersigned (the “Undersigned”) executing this Adoption. By the execution of this Adoption, the Undersigned agrees as follows:

1. Acknowledgment. The Undersigned acknowledges that the Undersigned is acquiring certain Common Shares of Carib Holdings, Inc., a corporation organized under the laws of the Commonwealth of Puerto Rico (the “Company”), subject to the terms and conditions of the Stockholder Agreement, among the Company and the Holders party thereto. Capitalized terms used herein without definition are defined in the Stockholder Agreement and are used herein with the same meanings set forth therein.

2. Agreement. The Undersigned (i) agrees that the Common Shares acquired by the Undersigned, and all other Common Shares that may be acquired by the Undersigned in the future, shall be bound by and subject to the terms of the Stockholder Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Stockholder Agreement with the same force and effect as if he were originally a party thereto.

3. Notice. Any notice required as permitted by the Stockholder Agreement shall be given to the Undersigned at the address listed beside the Undersigned’s signature below.

4. Joinder. The spouse of the Undersigned, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind the conjugal partnership and such spouse’s community interest, if any, in the Common Shares and other securities referred to above and in the Stockholder Agreement, to the terms of the Stockholder Agreement.

5. Management Holder. The Undersigned acknowledges and agrees that it is acquiring the Common Shares as an Management Holder and that it shall be bound by the terms and conditions set forth in the Stockholder Agreement, including those applicable to Management Holders.

Juan J. Román	87 Principe Guillermo	Maday Viera
Name of Undersigned	Street	Name of Spouse

/s/ Juan J. Román	Guaynabo P.R. 00969	/s/ Maday Viera
Signature 6/30/2011	City/State/Zip Code romanjuan100@gmail.com	Signature 6/30/2011
Date	Fax/Email	Date

[Signature Page to Adoption Agreement – Román-Jiménez]

Exhibit B

SPOUSAL ACKNOWLEDGMENT

The undersigned spouse of the Investor has read and hereby approves (i) the Subscription Agreement (the “Subscription Agreement”), dated as of June 30, 2011, between Carib Holdings, Inc., a corporation organized under the laws of the Commonwealth of Puerto Rico (the “Company”) and Juan Jose Román-Jiménez (“Investor”) and (ii) the Stockholder Agreement. In consideration of the Company’s granting the Investor the right to acquire the Shares in accordance with the terms of the Subscription Agreement, and subject to the terms of the Stockholder Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of the Subscription Agreement and the Stockholder Agreement, including, without limitation, the right of the Company (or its respective designees) to repurchase any of the Shares under certain circumstances as set forth in the Stockholder Agreement.

Capitalized terms used herein and not otherwise shall have the respective meanings set forth in the Subscription Agreement.

Signature of Spouse:	/s/ Maday Viera

Print Name of Spouse:	Maday Viera

[Signature Page to Spousal Consent – Román-Jiménez]